                                                                EXHIBIT 10.3

         SECOND MODIFICATION TO AMENDED AND RESTATED BUSINESS LOAN AND
                               SECURITY AGREEMENT

         THIS SECOND MODIFICATION TO AMENDED AND RESTATED BUSINESS LOAN AND SECURITY AGREEMENT (this "Modification") is made as of the 24th day of June, 1998, by and among (i) NATIONSBANK, N.A., a national banking association ("NationsBank"), having an office at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102; (ii) FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet"), having an office at 300 Galleria Parkway Northwest, Suite 800, Atlanta, Georgia 30339; (iii) each other person or entity hereafter becoming a "Lender" pursuant to the hereinafter defined Loan Agreement; (iv) NATIONSBANK, N.A., a national banking association (acting in its capacity as Agent for the Lenders), having an office at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102; (v) BTG, INC., a Virginia corporation; BTG TECHNOLOGY SYSTEMS, INC., a Virginia corporation formerly known as BDS, Inc.; DELTA RESEARCH CORPORATION, a Virginia corporation; CONCEPT AUTOMATION, INC. OF AMERICA, a Virginia corporation; and NATIONS, INC., a New Jersey corporation (collectively, the "Borrowers"); all having principal offices at 3877 Fairfax Ridge Road, 4B, Fairfax, Virginia 22030-7448; and (vi) each other person or entity hereafter executing a "Joinder Agreement" pursuant to the Loan Agreement. Capitalized terms used but not defined herein shall have the meanings attributed to such terms in the Loan Agreement.

                          W I T N E S S E T H  T H A T:

         WHEREAS, pursuant to the terms and conditions of that certain Amended and Restated Business Loan and Security Agreement dated October 31, 1997 and as modified by that certain First Modification to Amended and Restated Business Loan and Security Agreement dated as of February 24, 1998 (as the same may be hereafter amended or modified, the "Loan Agreement"), by and among the Agent, Borrowers, Lenders and Crestar Bank (acting in its capacity as a Lender), the Borrowers obtained a loan (the "Loan") from the Lenders in the original aggregate maximum principal amount of One Hundred Ten Million and No/100 Dollars ($110,000,000.00), which aggregate maximum principal amount has been reduced to Eighty-five Million Dollars ($85,000,000), but continues to be evidenced by two
(2) separate Replacement Revolving Promissory Notes (as defined in Exhibit A), in the aggregate original maximum principal amount of Ninety-five Million Dollars ($95,000,000), and which Loan is secured by, among other things, certain collateral more fully described in Article III, Section 1 of the Loan Agreement; and

         WHEREAS, the Borrowers have requested that the Agent and the Lenders consent to the modification of certain definitions and financial covenants provisions set forth in the Loan Agreement; and

         WHEREAS, subject to the terms of this Modification, the Agent and the Lenders have agreed to such modifications, as hereinafter provided.

         NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


         1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.


         2. The definition of "Average Funded Debt" set forth in the "Certain Definitions" section of the Loan Agreement is hereby deleted in its entirety. The following definition of "Funded Debt" is hereby added to the "Certain Definitions" section:


                    ""FUNDED DEBT" shall have the meaning assigned to such term in Section 15(c) of Article VI of this Agreement."


         3. The definitions of "Consolidated EBITDA" and "Consolidated Fixed Charges" set forth in the "Certain Definitions" section of the Loan Agreement are hereby deleted in their entirety and the following substituted in lieu thereof:


                    ""CONSOLIDATED EBITDA" shall have the meaning assigned to such term in Section 15(c) of Article VI of this Agreement.


                    "CONSOLIDATED FIXED CHARGES" shall mean, as of the date of the particular determination, interest expenses, plus current maturities of long term debt, plus current maturities of capitalized leases, plus cash payments for taxes for the fiscal quarter of the Borrowers most recently ended, calculated on a consolidated basis in accordance with GAAP."


         4. Section 15(a) of Article VI of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:


                    "(a) Tangible Net Worth. The Borrowers, on a consolidated basis, will maintain at all times during the following periods, Tangible Net Worth of not less than the following amounts:

                            Periods                         Required Tangible Net Worth
                            -------                         ---------------------------
                    From June 30, 1998 through                   $21,000,000.00
                    September 29, 1998

                    From September 30, 1998                      $21,500,000.00
                    through December 30, 1998

                    From December 31, 1998                       $23,750,000.00
                    through March 30, 1999

                    From March 31, 1999 through                  $25,750,000.00
                    the Maturity Date

                    For purposes of this Agreement, "Tangible Net Worth" shall mean all capital stock, paid in capital and retained earnings, less all treasury stock, amounts due from officers, directors, stockholders and members of their immediate families, amounts due from affiliates (to the extent such amounts are part of the Borrowers' consolidated net worth), investments in non-marketable securities, notes receivable of affiliates (to the extent that such amounts are part of the Borrowers' consolidated net worth), leasehold improvements, goodwill, non-competition agreements, capitalized organization and development costs, capitalized expenses, loan costs, patents, trademarks, copyrights, franchises, licenses and other intangible assets."


         5. Section 15(b) Article VI is hereby deleted in its entirety and the following substituted in lieu thereof:


                    "(b) Current Ratio. The Borrowers, on a consolidated basis, will at all times during the following periods, maintain a Current Ratio of at least the following:

                            Period                               Ratio
                            ------                               -----
                    From June 30, 1998 through               1.15 to 1.00
                    September 29, 1998

                    From September 30, 1998                  1.25 to 1.00
                    through December 30, 1998

                    From December 31, 1998                   1.25 to 1.00
                    through March 30, 1999

                    From March 31, 1999 through              1.50 to 1.00
                    the Maturity Date

                   For the purposes of this Agreement, the Current Ratio shall be calculated by dividing current assets by current liabilities."


         6. Section 15(c) of Article VI is hereby deleted in its entirety and the following substituted in lieu thereof:


                    "(c) Funded Debt to Consolidated EBITDA Ratio. The Borrowers will maintain on a consolidated basis, a ratio of Funded Debt to Consolidated EBITDA as follows:


                    For the Fiscal Quarter Ended            Not Greater than:
                    ----------------------------            -----------------
                    June 30, 1998                             14.10 to 1.00

                    September 30, 1998                         6.50 to 1.00

                    December 31, 1998                          4.25 to 1.00

                    March 31, 1999 and each fiscal             2.75 to 1.00
                    quarter end thereafter

                    For purposes hereof, "Funded Debt" shall mean the outstanding principal balance of borrowed funds pursuant to this Agreement (including, without limitation, the face amount of outstanding Letters of Credit), plus all other interest bearing obligations of the Borrowers as of the date of determination.


                    For the purposes hereof, "Consolidated EBITDA" shall mean as of the date of the particular determination, earnings before interest, taxes, depreciation and amortization calculated on a consolidated basis in accordance with GAAP, excluding all non-operating results (including, but not limited to, the results of Government Technology Services, Inc. as included in the Borrowers' consolidated income statement and the profit or loss from the sale of Cisco Systems, Inc. stock.) Consolidated EBITDA shall be calculated for the periods described below according to the corresponding method described below:

                    For Fiscal Quarter Ended                     Calculation
                    ------------------------                     -----------
                        June 30, 1998                       EBITDA for the fiscal quarter
                                                            ending June 30, 1998 multiplied
                                                            by  four (4)

                      September 30, 1998                    the sum of EBITDA for the
                                                            fiscal quarters ending June 30,
                                                            1998 and September 30, 1998
                                                            multiplied by two (2)

                       December 31, 1998                    the sum of EBITDA for the
                                                            fiscal quarters ending June 30,
                                                            1998, September 30, 1998 and
                                                            December 31, 1998 multiplied
                                                            by four-thirds (4/3)

                    March 31, 1999 and for                  EBITDA on a rolling four (4)
                     each fiscal quarter end                quarter basis"
                           thereafter

         7. Section 15(d) of Article VI of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                    "(d) Maintenance of Fixed Charge Coverage. The Borrowers shall not permit the ratio of (i) Consolidated EBITDA to
                    (ii) Consolidated Fixed Charges, measured as of each date set forth below to be less than the ratio set forth below:


                    For Fiscal Quarter Ended                     Ratio
                    ------------------------                     -----
                        June 30, 1998                         0.4 to 1.0

                      September 30, 1998                      1.6 to 1.0

                       December 31, 1998                      1.4 to 1.0

                         March 31, 1999                       1.6 to 1.0"
                  and the last day of each fiscal
                         quarter thereafter

         8. Section 10 of Article VII of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:


                    "10.    CAPITAL EXPENDITURES. On a consolidated basis make
                    any cash investment or cash capital expenditure, including but not limited to, expenditures for leasehold improvements or the acquisition of the assets of any other firm, person, company, corporation or enterprise, during any of the Borrowers' fiscal year in excess of One Million Four Hundred Thousand Dollars ($1,400,000.00);"


         9. Section 11 of Article VII of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:


                    "11. CONTINUED PROFITABILITY. Incur, on a consolidated basis, a net loss for any fiscal quarter ending on or after September 30, 1998; and/or"

         10. Line (c) iii of EXHIBIT 6 to the Loan Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof: ---------


                    "iii. Funded Debt to EBITDA: _____________ to 1.00."


         11. Notwithstanding anything contained in the Loan Agreement, the Libor Interest Election option shall not be available until and unless Borrowers receive written notification from the Agent.


         12. Each Borrower hereby acknowledges, agrees, represents and warrants that, as of the date hereof (i) there are no set-offs or defenses against the Notes, the Loan Agreement or any other Loan Document; (ii) except as specifically amended hereby, all of the terms and conditions of the Notes, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect; (iii) the Notes, the Loan Agreement (as modified hereby) and the other Loan Documents are hereby expressly approved, ratified and confirmed; and (v) the execution, delivery and performance by each Borrower of this Modification (a) is within its corporate powers, (b) has been duly authorized by all necessary corporate action, and (c) does not require the consent or approval of any other person or entity.


         13. Concurrent with the execution of this Modification, the Borrowers shall pay all of the Agent's costs and expenses associated with this Modification and the transactions referenced herein or contemplated hereby, including, without limitation, the Agent's reasonable legal fees and expenses.


         14. This Modification shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


         15. This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.


      [remainder of page intentionally left blank - signature page follows]

         IN WITNESS WHEREOF, the undersigned have signed, sealed and delivered this Modification on the day and year first above written.

                                                            BORROWERS:
                                                            ---------

[Corporate Seal]                                            BTG, INC.,
ATTEST:                                                     a Virginia corporation


By:  /s/ MARILYNN D. BERSOFF                                By:      /s/ EDWARD H. BERSOFF
   ----------------------------                                     ---------------------------
Name:    Marilynn D. Bersoff                                Name:   Edward H. Bersoff
Title:   Secretary                                          Title:  President and CEO


[Corporate Seal]                                            BTG TECHNOLOGY SYSTEMS, INC.,
ATTEST:                                                     a Virginia corporation



By:  /s/ MARILYNN D. BERSOFF                                By:      /s/ EDWARD H. BERSOFF
   ----------------------------                                     ---------------------------
Name:    Marilynn D. Bersoff                                Name:   Edward H. Bersoff
Title:   Secretary                                          Title:  President


[Corporate Seal]                                            DELTA RESEARCH CORPORATION,
ATTEST:                                                     a Virginia corporation


By:  /s/ MARILYNN D. BERSOFF                                By:      /s/ EDWARD H. BERSOFF
   ----------------------------                                     ---------------------------
Name:    Marilynn D. Bersoff                                Name:   Edward H. Bersoff
Title:   Secretary                                          Title:  CEO


[Corporate Seal]                                            CONCEPT AUTOMATION, INC. OF
ATTEST:                                                     AMERICA, a Virginia corporation


By:  /s/ MARILYNN D. BERSOFF                                By:      /s/ EDWARD H. BERSOFF
   ----------------------------                                     ---------------------------
Name:    Marilynn D. Bersoff                                Name:   Edward H. Bersoff
Title:   Secretary                                          Title:  CEO

Corporate Seal]                                             NATIONS, INC.,
ATTEST:                                                     a New Jersey corporation


By:  /s/ MARILYNN D. BERSOFF                                By:      /s/ EDWARD H. BERSOFF
   ----------------------------                                     ---------------------------
Name:    Marilynn D. Bersoff                                Name:   Edward H. Bersoff
Title:   Secretary                                          Title:  President and CEO


                                                            AGENT:
                                                            -----
                                                            NATIONSBANK, N.A., a
                                                            national banking association, acting in its
                                                            capacity as Agent


                                                            By:     /s/ DOUGLAS T. BROWN
                                                                    ---------------------------
                                                            Name:   Douglas T. Brown
                                                            Title:  Vice President


                                                            LENDER(S):
                                                            ---------
                                                            NATIONSBANK, N.A., a
                                                            national banking association


                                                            By:     /s/ DOUGLAS T. BROWN
                                                                    ---------------------------
                                                            Name:   Douglas T. Brown
                                                            Title:  Vice President

                                                            FLEET CAPITAL CORPORATION, a
                                                            Rhode Island corporation


                                                            By:     /s/ STUART J. SOLOMON
                                                                    ---------------------------
                                                            Name:   Stuart J. Solomon
                                                            Title:  Senior Vice President


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